Exhibit 10.9

MANUFACTURE

AND SUPPLY AGREEMENT

THIS MANUFACTURE AND SUPPLY AGREEMENT is made as of September 8, 2005 (the “Effective Date”), by and between ACCLARENT, INC., a Delaware Corporation with a principal place of business in Menlo Park, California, and with a mailing address of 1525-B O’Brien Drive, Menlo Park, California, 94025 (hereinafter referred to as Acclarent), and ADVANCED POLYMERS, INC., a New Hampshire corporation duly organized and existing under the laws of the State of New Hampshire, having its principal place of business in Salem, New Hampshire, and with a mailing address of 29 Northwestern Drive, Salem, New Hampshire, 03079, (hereinafter referred to as Advanced).

RECITALS

A. Advanced has developed and designed, and currently manufactures to specifications provided by Acclarent, certain balloons and balloon catheters to be used in the treatment of disorders of the Ears, Nose and Throat (hereinafter ENT) and agrees to supply these balloons and balloon catheters to Acclarent pursuant to the terms of this Agreement.

B. Acclarent is in the business of designing, developing and selling devices and methods for use in the ENT field.

C. Acclarent desires to buy from Advanced, and Advanced desires to sell to Acclarent the Product, as defined below, pursuant to the terms and conditions as outlined in this Agreement.

NOW THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto have agreed as follows:

ARTICLE 1 - DEFINITIONS

As used herein, the following terms shall have the meanings set forth below:

1.1 “Affiliate” shall mean any entity controlling, controlled by or under common control with a party hereto. For purposes hereto “control” shall mean ownership, directly or indirectly, of at least 50% of the securities having the right to vote for election of directors, in the case of a corporation, and at least 50% of the beneficial interest in the capital, in the case of a business entity other than a corporation.

1.2 “[****] Technology” shall mean the materials and methods used by Advanced for [****] of any [****] included in the Product.

1.3 “Confidential Information” shall mean the terms of this agreement, and all proprietary information of a party, including, without limitation, any know-how, specifications, diagrams, information, data, materials, prototypes or models relating to the Product, markets, customers,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

suppliers, inventions, Product, procedures, designs, research and development, business plans, financial projections, organizations, employees or consultants or any other similar aspects of the present or future business of such party, the secrecy of which has value to and/or confers a competitive advantage upon that party.

1.4 “Excluded Technology” shall mean the following patents owned by Advanced, which shall be specifically excluded from this Agreement, regardless of whether the same fall in the Field of Use or not, namely, Patent Numbers [****]. This Agreement shall also exclude certain patents related to heating and cooling fluids within a blood vessel and heating and cooling cerebral spinal fluid.

1.5 “Field of Use” shall be defined as the [****].

1.6 “Intellectual Property Rights” shall mean patent rights, copyrights, trade secret rights or any other intellectual property rights.

1.7 “Product” shall mean Balloons and Balloon Catheters for use [****] including the present design as described in the Recitals as manufactured in accordance with the Specifications (as defined below), and any improvements or modifications thereto developed or otherwise controlled by Advanced that Acclarent elects to incorporate into the Product and include as part of the Specifications. As used in this Agreement, “Balloons” shall be defined as all non-compliant and semi-compliant balloons, [****], having a useable [****] (compliance) of [****]. For purposes of this Agreement, balloons made of materials such as silicone or latex and having useable [****] (compliance) [****] shall be deemed to be compliant and shall thus be excluded from this Agreement.

1.8 “Specifications” shall mean those specifications for the initial Product attached hereto as Exhibit A.

1.9 “Resulting Intellectual Property” shall mean any Intellectual Property Rights that have resulted from, or subsequently result from, work performed a) jointly by Acclarent and Advanced and/or b) by one party at the request of the other party.

ARTICLE 2 - MANUFACTURE AND SUPPLY OF PRODUCT

2.1 Manufacture and Supply of Product. Subject to the terms and conditions set forth in this Agreement, Advanced shall manufacture the Product for sale to Acclarent in the Field of Use and shall supply Acclarent’s requirements for such Product in the Field Of Use as set forth below. All Product manufactured hereunder shall meet the Specifications as set forth in Exhibit A and as may be revised from time to time upon written agreement of the parties and shall be subject to the terms of Section 16.10 below. All Product shall be labeled and packaged in accordance with Acclarent’s written instructions therefore as reasonably provided by Acclarent to Advanced. Advanced agrees to comply with all applicable laws and regulations and to maintain ongoing quality assurance and testing procedures to satisfy and ensure compliance with the QA Standards (as defined in Section 7.1 below). Advanced will maintain, and will allow Acclarent, any designee of Acclarent

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

or any governmental agency having appropriate authority, to examine its manufacturing facility and its manufacturing and quality assurance records, such records being limited to those records required by law or regulation as well as lot numbers and other manufacturing documentation reasonably required to ensure traceability of the Product, PROVIDED, HOWEVER, Advanced shall have the right to restrict access or redact portions of documents as required to protect its confidential, proprietary or trade secret information.

2.2 Materials, Specification, and Process Changes. Any changes requested by either party relating to materials, specifications, or manufacturing processes for the Product, and any engineering charges or other charges or price increases related to changes in materials, specifications and/or changes in processes shall be subject to prior written approval of the other party.

2.3 Purchase of Product. Subject to the terms and conditions set forth in this Agreement, Acclarent shall purchase from Advanced all of its requirements for Product to be sold by Acclarent in the United States or countries other than the United States. Provided, however, that a) subject to the confidentiality provisions of Article 13 below, nothing in this agreement shall prevent Acclarent from purchasing Product from any third party vendor [****] and/or b) purchasing Product for resale from a third party vendor [****]. It is expressly understood by the parties that this paragraph does not allow Acclarent to [****].

2.4 Forecasts. On or before [****], Acclarent shall provide to Advanced an initial [****] forecast for Acclarent’s purchase of Product to commence effective [****].

As set forth in Section 2.5 below, Acclarent will then provide purchase orders for actual purchases of Product. All forecasts shall be [****] and pricing for Product (as outlined on Exhibit A) shall be based on actual Product purchased. In the event that Product purchased by Acclarent is between price breaks as outlined on Exhibit A, Advanced shall provide a prorated price.

Said forecast shall be updated on at least a [****] basis, commencing with the fourth month for which the forecast is provided. Said update will be provided by Acclarent no later than the [****] of the start of each [****], and shall comply with the preceding paragraph. In the event that Acclarent fails to provide an updated written forecast on or before the [****] of the start of any given [****], the forecast provided to Advanced for the next [****] on the previously provided forecast shall constitute [****] forecast for such quarter, irrespective of any purchase orders or actual purchases.

2.5 Purchase Orders. Acclarent shall submit written purchase orders for the purchase of its requirements for the Product, which shall set forth the quantities ordered, the requested delivery dates, shipping instructions and shipping addresses. Purchase Orders shall be [****] for the entire amount ordered. Acclarent shall be entitled to use its standard form of purchase order; provided, however that such purchase orders shall not alter any of the terms contained in this Agreement. In the event of any conflict between the terms of any purchase order delivered by Acclarent hereunder and the terms of this Agreement, the terms of this Agreement shall control. The purchase order(s) can be amended to comply with any changes in the forecast. Any amendment to a purchase order shall reflect the original purchase order number submitted by Acclarent to Advanced with the initial forecast. This Paragraph shall also be subject to the terms of Article 3 below relating to exclusivity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

2.6 Acceptance or Rejection of Purchase Orders. Advanced shall acknowledge Acclarent’s purchase orders in writing and shall be entitled to reject that portion of any purchase order for Balloons in quantities greater than [****] of forecast or in the case of assembled Balloon Catheters, Advanced shall be entitled to reject that portion of any purchase order requiring delivery of more than [****] assembled Balloon Catheters within any calendar month; provided, however, that Advanced shall use commercially reasonable efforts to supply ordered quantities in excess of the above-stated [****] of the forecast for Balloons or [****] assembled Balloon Catheters per month. In the event that Advanced rejects a portion(s) of any purchase order(s) pursuant to this paragraphs 2.6, Acclarent shall [****] purchase balloons or assembled catheters from a third party to fill the rejected portion(s) of such purchase order(s). Advanced shall not be considered in breach of this Agreement in the event that it cannot provide assembled Balloon Catheters in excess of [****] per month. Any full or partial rejection of Acclarent’s purchase order must be communicated in writing to Acclarent within ten (10) business days of receipt of the purchase order by Advanced. Any purchase order for Balloons in quantities equal to or less than [****] of the forecast or any purchase order requiring delivery of fewer than [****] assembled Balloon Catheters per month shall be accepted by Advanced, provided compliance with Paragraph 2.7 below. Acceptance by Advanced of a purchase order or cumulative orders for an amount(s) less than the forecasted amount(s) shall not constitute a modification of the forecast and Acclarent shall [****] forecast as set forth above. No course of dealing between the parties shall alter Acclarent’s obligations pursuant to the forecast.

2.7 Purchase Order Lead Times. Acclarent will provide purchase orders to Advanced at least [****] in advance of the first delivery date for assembled Balloon Catheters and at least [****] in advance of the delivery date for Balloons that are less than or equal to [*****] of the forecast, and [****] in advance of the delivery date for Balloons that are between [****] and [****] of the forecast.

ARTICLE 3 - MUTUAL EXCLUSIVITY AND TECHNOLOGY TRANSFER

3.1 Exclusivity by Advanced. Advanced agrees not to knowingly supply any person or entity other than Acclarent with Product or other balloons for sale or use in the Field of Use or to train or assist others in the manufacture of any balloon or balloon catheter for use in the Field of Use, so long as this Agreement remains in force and the exclusivity payments have been made. For sales to third parties of Product or any balloons that are [****] or have [****], Advanced will use reasonable efforts to ensure that the third party making such purchase does not intend to sell or use the Product or balloons in the Field of Use. If Acclarent identifies any third party who is selling or using any Product or any balloons within the Field of Use, Acclarent will promptly notify Advanced in writing and if that third party is acquiring the Product or balloons from Advanced, Advanced will immediately cease all supply of such Product or balloons to that third party.

3.2 Technology Transfer. Advanced agrees to transfer to Acclarent information relating to [****] as defined in the [****] for use in the Field of Use as defined in this Agreement. Specifically excluded from this Technology Transfer shall be the [****] as defined herein as well as Advanced’s [****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

The Technology Transfer shall commence during the fourth quarter of 2005, and it is anticipated that it shall conclude by the end of 2005.

Acclarent shall send no more than six (6) engineers, quality engineers, operators or assemblers to Advanced for the Technology Transfer. It is anticipated that the Technology Transfer should be complete in two (2) to four (4) weeks’ time. It is further agreed and understood that there shall be no more than three (3) Acclarent employees at Advanced at any one time unless agreed to by Advanced in advance.

Employees of Advanced shall be compensated at the following rates for the training conducted by employees for the benefit of Acclarent:

a.	[****]: [****] per hour;

b.	Engineers and Managers: [****] per hour;

c.	Supervisors and Trainers: [****] per hour;

d.	Assemblers: [****] per hour.

All time spent by Advanced in regard to the Technology Transfer shall commence accruing as of the date of execution of this Agreement. Advanced does hereby further agree that it shall provide eight (8) hours of training, per Advanced employee assisting with the training, at no cost to Acclarent. After said eight (8) hours per Advanced employee assisting with the training, time shall be billed to Acclarent on a monthly basis, and payment for the same shall be due and payable upon receipt, and no later than thirty (30) days from the date of the invoice.

It is expressly agreed and understood that Advanced has no obligation to assist with the Technology Transfer outside of Advanced’s premises, i.e., no obligation to provide assistance in house at Acclarent. Advanced will, however, provide telephone assistance and support when requested by Acclarent at the prices specified above.

Additionally, Advanced shall have no obligation to provide any additional documentation, testing, validations, etc., relative to the Technology Transfer. If Acclarent requires any further documentation, testing, validations, etc., and provided that Advanced agrees to the same, Acclarent shall compensate Advanced at the rates indicated above.

In consideration of Advanced’s transfer of technology as defined above, Acclarent shall pay to Advanced the sum of [****] shall be paid to Advanced upon the execution of this Agreement. The balance of said sum, namely [****] shall be paid to Advanced upon the completion of the Technology Transfer. The Technology Transfer shall be deemed complete upon transfer to Acclarent of all know-how and confidential information reasonably necessary to enable Acclarent to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

commercially manufacture saleable Balloon Catheters in Acclarent’s facility by the same manufacturing processes, materials and techniques that have been used by Advanced to manufacture those Balloon Catheters in its own facility.

3.3 Prepayments in Consideration of Exclusivity. In consideration of Advanced’s covenant of exclusive supply pursuant to Section 3.1., above, Acclarent shall, upon execution of this Agreement, pay to Advanced the sum of [****]. On the [****] of this Agreement, Acclarent shall pay to Advanced the sum of [****]. On the [****] of this Agreement, Acclarent shall pay to Advanced the sum of [****]. The [****] payments regarding exclusivity (i.e., payments totaling [****]) are not optional payments and failure of Acclarent to pay the same shall be considered a breach of this Agreement subject to the terms of Article 16.10 below. On the [****] of this Agreement, Acclarent may optionally pay to Advanced the sum of [****] in order to continue to maintain exclusivity. All payments relating to exclusivity shall be due on or before the anniversary date of this Agreement. Any failure to make any such payment within [****] of the anniversary date of this Agreement shall constitute grounds for Advanced to terminate the exclusivity provided for in Section 3.1 above subject to the default notice and cure provisions of Section 14.2(b) below. However, any termination of exclusivity pursuant to this paragraph shall not relieve or alter the obligations of Acclarent to Advanced relative to sole source supply (as defined in Section 3.4 below); SUBJECT, HOWEVER, to the conditions of Article 9 and the term of this Agreement as outlined in Article 14.

Provided that Acclarent has made its payments relative to exclusivity as outlined above, there shall be no minimum purchase requirement for Product, other than what Acclarent has submitted via forecast to Advanced. In addition, again provided exclusivity payments are current, Advanced shall provide to Acclarent a [****] discount from the pricing set forth in Exhibit B for all Balloon purchased by Acclarent. This discount shall apply up and until the total amount discounted reaches an amount equal to the exclusivity payment paid for that year.

3.4 Advanced as [****] Supplier for Acclarent. In further consideration of Advanced’s covenant of exclusive supply as identified above, Acclarent hereby agrees that, [****]; SUBJECT, HOWEVER, to the following provision:

The pricing set forth in Exhibit B for the Product specified in Exhibit A shall remain in effect for [****]. After the [****] anniversary date of this Agreement, Acclarent shall [****].

If Advanced has or subsequently acquires any Patent Rights that would be infringed by Acclarent’s use of the technology transferred under this Agreement, Advanced will license Acclarent under such patent rights to use the technology transferred under this agreement without payment of any further consideration by Acclarent unless agreed to by both parties.

If, at any time prior to the third anniversary of this Agreement, Acclarent obtains a quote from a third party to fill an order for extruded tubing used in an Acclarent Product for resale and/or any non-compliant or semi-compliant balloons for resale having either a [****] that is not specified in Exhibit A, [****], Acclarent shall be free to place the order with a third party. In the event, however, that Advanced is able to [****], then that order will be placed with Advanced [****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

If, at any time after the [****] of this Agreement, Acclarent obtains a quote from a third party to fill an order for extruded tubing and/or any [****] that is not specified in Exhibit A, Advanced shall be given the opportunity to provide a competitive quote for such order and Acclarent will consider such quote from Advanced in good faith subject to Acclarent’s business judgment. After the third anniversary of this Agreement Acclarent shall not be obligated to purchase any extruded tubing and/or any non-compliant or semi-compliant balloons having either a [****] that is not specified in Exhibit A from Advanced even if Advanced quotes a price or terms that are more favorable than those quoted by third parties.

ARTICLE 4 - DELIVERY AND ACCEPTANCE OF PRODUCT

4.1 Delivery. Advanced shall cause all orders of Product to be delivered [****] on or before the delivery date set forth in the applicable purchase order. In the event that Advanced is unable to deliver pursuant to said Purchase Order, Advanced shall notify Acclarent in writing of said expected shipping date. Title and risk of loss of Product shall pass to Acclarent when [****].

4.2 Shipping. The Product shall be shipped to the destination set forth on the applicable purchase order according to a shipping method specified by Acclarent, or if none is so specified, according to Advanced’s standard shipping practices. Advanced shall insure each shipment of Product against loss or damage occurring after [****].

4.3 Certification, Inspection, Acceptance and Remedies. Advanced shall provide certification assuring that the Product complies with the Specifications. Acclarent shall have the right to inspect each delivery of Product, within [****] days of receipt thereof, to determine whether the Product meets the Specifications. For Specifications that can only be determined through destructive testing, Acclarent will have [****] days of receipt thereof to determine whether the Product meets Specifications. If Acclarent determines that any of the Product do not meet such Specifications, it shall so notify Advanced in writing within the allowed period of inspection set forth above and shall return the defective Product to Advanced, at Advanced’s expense. If Advanced is not notified of such noncompliance within the allowed period of inspection set forth above, [****]. Advanced agrees to promptly repair or replace, at Advanced’s option, at no cost to Acclarent, any rejected Product which does not conform to the Specifications, provided that such nonconformity is not due to any failure by Acclarent or its agents or representatives to properly handle, maintain, or store Product and provided that Advanced agrees that such rejected Product does not conform to the Specifications. Provided that Advanced has a) promptly (within [****] days of receipt of the allegedly defective Product) notified Acclarent in writing of Advanced’s agreement that the returned Product does not meet such Specifications and b) promptly repaired or replaced such rejected Product at no cost to Acclarent, [****]. However, if Advanced has not a) promptly (within [****] days receipt of the allegedly defective Product) notified Acclarent in writing of its agreement that the returned Product does not meet such Specifications and b) promptly repaired or replaced such rejected Product at no cost to Acclarent, then Acclarent shall be free to proceed in accordance with the dispute resolution procedure set forth in Section 16.10 below and shall be free to seek and obtain any and all remedies available at law or in equity under this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 5 - PRICE

5.1 Price. The purchase price of the Product shall be as set forth on Exhibit B attached hereto. It is expressly agreed that the pricing shall be [****] for the first [****] of this Agreement. After the [****] of the effective date of this Agreement, Advanced may raise any prices for Product in proportion to any demonstrable increases in Advanced’s cost(s) for material and/or labor and/or overhead provided that a) Advanced provides written notice of such price increase and documentation of the increases in its material and/or labor and/or overhead cost(s) to Acclarent at least sixty (60) days prior to the effective date of such price increase and b) any such price increases will not exceed the cumulative change in the Consumer Price Index for the Boston, Massachusetts area that has occurred since the effective date of this Agreement. All prices arc exclusive of, and Acclarent shall bear and be responsible for, all taxes, fees, duties or tariffs which may be levied upon Advanced by any government or governmental agency by reason of the sale or transport of Product hereunder, or measured by the value thereof, other than taxes imposed on net income and taxes imposed by reason of any independent activity of Advanced.

5.2 Payment. The purchase price and other costs for Product supplied hereunder shall be invoiced by Advanced upon shipment. All undisputed amounts shall be due and payable [****] days after receipt of invoice. All disputed amounts must be disputed in writing from Acclarent to Advanced within [****] days after receipt of invoice or such dispute shall be deemed waived.

ARTICLE 6 - REPRESENTATIONS

6.1 Representations by Advanced. Advanced represents and warrants to Acclarent that:

(a) It is duly organized and validly existing under the laws of its state of incorporation and has frill corporate power and authority to enter into this Agreement.

(b) It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

(c) This Agreement is legally binding upon Advanced and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by itself does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) To the best of its knowledge, it has sufficient legal and/or beneficial title and ownership under its intellectual property rights necessary for it to fulfill its obligations, and to the best of Advanced’s knowledge at the making of this Agreement, the use and purchase by Acclarent of the Product and/or the use by Acclarent of the technology transferred under this Agreement will not infringe upon any patent rights of Advanced or any third party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.2 Representations by Acclarent. Acclarent represents and warrants to Advanced that:

(a) It is duly organized and validly existing under the laws of its state of incorporation and has full corporate power and authority to enter into this Agreement.

(b) It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

(c) This Agreement is legally binding upon Acclarent and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by itself does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) To the best of its knowledge, it has sufficient legal and/or beneficial title and ownership under its intellectual property rights necessary for it to fulfill its obligations pursuant to the terms of this Agreement.

ARTICLE 7 - WARRANTIES

7.1 Advanced warrants that its manufacturing facilities, manufacturing processes, raw materials and all Product will:

(a)	conform in all material respects to the Specifications;

(b)	be manufactured in accordance with ISO 9001-2000 standards;

(c)	consist only of materials, Product and other items that are new; and

(d)	all other applicable laws and governmental regulations.

7.2 Advanced further warrants that it will not make any substantial changes in any Product or any materials or components used in the manufacture of any product without providing prior written notification to Acclarent of the specific nature of such changes.

7.3 No Other Warranties. EXCEPT AS PROVIDED IN SECTIONS 7.1 and 7.2 ABOVE, OR AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ADVANCED MAKES NO AND HAS MADE NO OTHER WARRANTIES, ORAL OR WRITTEN, REGARDING THE PRODUCT, AND HEREBY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING OUT OF THE COURSE OF DEALING OF THE PARTIES.

ARTICLE 8 - INTELLECTUAL PROPERTY OWNERSHIP AND FUTURE

DEVELOPMENT PROJECTS

8.1 Acclarent has in the past and may from time to time in the future seek input and/or proposals from Advanced for development and manufacturing or devices or components for use within the defined Field of Use. For future projects, upon receiving a written request from Acclarent, Advanced will produce, a fee-for-service proposal and work plan to be negotiated by and between the parties on a project-by-project basis. If the parties reach agreement relative to the same, the parties will work to jointly develop the project. Under these circumstances, the parties agree that the Resulting Intellectual Property shall be owned as follows:

a.	If Acclarent employees are the sole inventors of the Intellectual Property, Acclarent will own the Intellectual Property;

b.	If Advanced employees are the sole inventors of the Intellectual Property, Advanced will own the Intellectual Property.

c.	If both Acclarent and Advanced employees are the inventors of the Intellectual Property, the Intellectual Property shall be jointly owned.

d.	All resulting Intellectual Property, regardless of ownership, shall be governed by the following licensing arrangement:

i.	Acclarent will have a fully paid, royalty free, sublicensable exclusive license to the Resulting Intellectual Property [****].

ii.	Advanced will have a fully paid, royalty free, sublicensable exclusive license to the Resulting Intellectual Property in all other fields.

8.2 Patent Prosecution. Acclarent shall have the sole right and discretion to make all decisions regarding patent protection, copyright registration or other forms of legal protections with respect to Resulting Intellectual property owned by Acclarent under Section 8.1(a) above and Acclarent will solely control and bear the cost of applying for, prosecuting, obtaining and maintaining any patent, copyright registration of other mode of legal protections therefore. Advanced shall have the sole right and discretion to make all decisions regarding patent protection, copyright registration or other forms of legal protections with respect to Resulting Intellectual property owned by Advanced under Section 8.1(b) above and Advanced will solely control and bear the cost of applying for, prosecuting, obtaining and maintaining any patent, copyright registration or other mode of legal protections therefore. Acclarent shall have the first option to evaluate all Resulting Intellectual Property that is jointly owned under Section 8.1(c) above and, in its sole discretion, elect whether or not to pursue patent protection, copyright registration or other forms of legal protections, where the initial and subsequent filings, if any, are to occur, and determine whether the patent protection will continue to be sought or maintained. In exchange, Acclarent shall bear all costs of searching, preparing, filing, prosecuting, and maintaining patent protection for such jointly owned Resulting Intellectual Property on which it elects to pursue patent protection,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

copyright registration or other modes of legal protection. If Acclarent elects not to pursue patent protection, copyright registration or other modes of legal protection in a country for any jointly owned Resulting Intellectual Property, Advanced may elect to pursue, at its own expense, such protection. In addition, if Acclarent files a patent application on any jointly owned Resulting Intellectual Property with claims that are limited to the Field of Use, Advanced shall have the right to file and prosecute at its own expense additional patent applications, continuations, divisionals, etc., with claims that are not limited to the Field of Use.

Each Party agrees to cooperate and assist the other Party in regard to the above provisions, provided, however, that any Party providing assistance to the other Party with respect to any patent application, copyright registration or other mode of legal protection being sought shall be reasonably compensated by the other Party for time expended and out of pocket expenses incurred. In cases where Advanced is the party providing assistance to Acclarent, Advanced shall be compensated for time expended based on the compensation schedule set forth in Section 3.2 above. In addition, under no circumstances shall Advanced be required to disclose any of its confidential, proprietary or trade secret information in the course of any patent prosecution process.

8.3 Third Party Infringement. Advanced and Acclarent shall each give prompt notice to the other of any infringement of a Licensed Patent by any third party as may come to their knowledge.

It is agreed that Acclarent shall have the right to pursue legal action against infringement of any licensed patent by third parties. Acclarent shall bear all costs of any such suit, and Advanced shall cooperate with Acclarent to provide such nonmonetary assistance as is reasonable in connection with such action. Any recovery of damages by Acclarent for any such suit shall be applied (i) first to Acclarent in satisfaction of any costs of litigation incurred by Acclarent relating to the suit; (ii) second to Acclarent in the amount of any damages awarded for out-of-pocket costs and expenses incurred by Acclarent to the extent such costs and expenses are not accounted for in (i) above; and (iii) the balance remaining from any recovery shall be retained as follows: (x) Advanced shall receive [****] percent of any damages received by Acclarent and (y) Acclarent shall receive the balance of said funds.

Costs of litigation as referred to in the preceding paragraph shall include, but not be limited to, such out-of-pocket expenses as court costs and court fees, reasonable travel expenses, reasonable charges for the professional services of outside counsel and experts, and shall exclude only the time that Acclarent’s employees devote to such litigation.

8.4 Acclarent agrees that it shall, at its expense, defend Advanced (which for purposes of this paragraph shall include Advanced’s officers, directors, employees, and/or any of its agents, licensors and licensees), and hold Advanced harmless against, and will indemnify Advanced against any loss or expense, including reasonable attorney’s fees with respect to any assertion, dispute, claim, cause of action, settlement, ruling, verdict, judgment or other asserted demand alleged, asserted, levied, rendered, entered, made or brought against Advanced, relating to or arising out of the manufacture, sale, offer for sale, and/or use of any Product manufactured to Acclarent’s Specifications, provided Advanced gives Acclarent prompt written notice of such assertion, dispute,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

claim, cause of action, settlement, ruling, verdict, judgment or other asserted demand and gives Acclarent the right to maintain sole control of the defense and negotiation for resolving such assertion, dispute, claim, cause of action, settlement, ruling, verdict, judgment or other asserted demand.

ARTICLE 9 – [****] PROVISION

At any time after the [****] of the effective date of this Agreement, Acclarent or any successor or assignee of Acclarent shall have the right to [****], provided, however, that this [****] provision and the amount indicated herein specifically excludes the [****] as defined herein. In the event that this [****] provision is exercised, all other provisions of this Agreement [****] shall remain in full force and effect for the remaining term of this Agreement.

ARTICLE 10 - [****] TECHNOLOGY

Concurrently with execution of this Agreement, [****] and Advanced shall execute the Assignment Agreement appended hereto as Exhibit C, [****].

Advanced shall be compensated at the rates set forth in Article 3.2 herein for any time expended relative to the Assignment Agreement and the subject matter thereof

ARTICLE 11 - LIMITATION ON LIABILITY

LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO ARTICLE 3, ARTICLE 12 AND 13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGES. IN ANY EVENT, EXCEPT WITH RESPECT TO ARTICLE 3, ARTICLE 12 AND 13, ADVANCED SHALL HAVE NO OBLIGATION TO REFUND ALL OR ANY PORTION OF THE SUMS PAID ABOVE AS OUTLINED IN 3.2.

ARTICLE 12 - INDEMNIFICATION

12.1 Indemnification by Advanced. Advanced hereby indemnifies and holds harmless and agrees to defend Acclarent, its Affiliates and their respective officers, directors, employees and agents from and against all liabilities, damages, losses, costs and expenses (including reasonable attorneys’ fees) arising out of claims, suits or proceedings brought by a third party as a result of any negligent, malfeasant, willful or unlawful conduct by Advanced.

12.2 Indemnification by Acclarent. Acclarent hereby indemnifies and holds harmless and agrees to defend Advanced, its Affiliates and their respective officers, directors, employees and agents from and against all liabilities, damages, losses, costs and expenses (including reasonable attorneys’ fees) arising out of a) claims, suits or proceedings brought by a third party as a result of any negligent, malfeasant, willful or unlawful conduct by Acclarent and b) Acclarent agrees that it shall, at its expense, defend Advanced (which for purposes of this paragraph shall include Advanced’s officers, directors, employees, and/or any of its agents, licensors and licensees), and hold Advanced harmless against, and will indemnify Advanced against any loss or expense, including reasonable attorney’s fees with respect to any assertion, dispute, claim, cause of action, settlement, ruling, verdict, judgment or other asserted demand alleged, asserted, levied, rendered, entered, made or brought against Advanced

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[****]; PROVIDED, however that nothing in this Agreement shall require Acclarent to defend, indemnify or hold harmless, Advanced or any of its officers, directors, employees, agents, licensors and licensees with respect to any loss, expense, attorneys fees, or judgment resulting from or alleging any fraudulent, willful or grossly negligent conduct on the part of [****].

12.3 Procedure for Indemnification. Whenever an indemnified party becomes aware of a claim, suit or proceeding as to which it believes it is entitled to indemnification under this Article 12, it shall give notice in writing to the indemnifying party, shall permit indemnifying party to assume exclusive control of the defense or settlement of the matter, and shall provide, at the expense of indemnifying party, all authority, information and assistance which indemnifying party may reasonably request for purposes of such defense. An indemnified party may engage its own counsel, at its own expense, to monitor the defense of any such matter. In no event shall the indemnifying party be entitled to settle any of the above-mentioned claims that could materially adversely affect the indemnified party without the indemnified party’s consent.

12.4 Survival. The obligations of indemnification, cooperation and subrogation under this Article 12 shall survive the termination of this Agreement for any reason.

ARTICLE 13 - CONFIDENTIALITY

13.1 Non-Use and Non-Disclosure. Each party acknowledges and agrees that all the other party’s Confidential Information is confidential and proprietary to the disclosing party. Each party shall not use or disclose to any third party or Affiliate the other party’s Confidential Information without the other party’s prior written consent for any purpose other than as permitted or required hereunder. Acclarent shall be free, however, to disclose some or all of the technology transferred under this Agreement to its contractors, sublicensees or consultants provided that such contractors, sublicensees or consultants are bound by a written confidentiality agreement with Acclarent that contains non-use and non-disclosure provisions that are at least as restrictive as those set forth in this Section. Each party shall take the same reasonable measures necessary to prevent any disclosure by its employees, agents, contractors, sub-licensees, or consultants of the other party’s Confidential Information as it applies to the protection of its own Confidential Information. This provision shall include, and be extended to, the terms of the Mutual Confidentiality and Non-Disclosure Agreement previously executed by the parties.

It is expressly agreed and understood that under no circumstances shall Advanced be required to disclose any of its confidential, trade secret or proprietary processes, unless required by a Court of Law to do so.

13.2 Exclusions. Information shall not be considered Confidential Information hereunder if it:

(a) was already in the possession of the receiving party prior to its receipt from the disclosing party, as shown by the receiving party’s books and records;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(b) is, or becomes, part of the public knowledge or literature through no fault, act or omission of the receiving party, provided, Confidential Information relating to the Product shall not be deemed to have entered the public domain by reason of its having been filed with any regulatory agency;

(c) is, or becomes, available to the receiving party from a source other than the disclosing party, which source has rightfully obtained the same information and has no obligation of confidentiality to the disclosing party with respect to it; or

(d) is required to be revealed pursuant to law, provided, however, the receiving party which is under any such requirement of law shall give reasonable notice to the disclosing party of such requirement and shall cooperate with the disclosing party in reasonable legal efforts to limit or mitigate any such revelation so as to preserve the proprietary nature of any Confidential Information contained therein.

13.3 Duration; Surviving Obligation. Each party’s obligations of non-use and non-disclosure of the other party’s Confidential Information shall apply during the term of this Agreement and shall also survive for a period of [****] after its termination for any reason. The terms of the Mutual Confidentiality and Non-disclosure Agreement previously executed by the parties shall also survive the termination of this Agreement and shall be enforceable in accordance with its terms.

ARTICLE 14 - TERM AND TERMINATION

14.1 Term of Agreement. Unless terminated as provided in Section 14.2 below, the term of this Agreement shall commence on the Effective Date and shall continue for a period of ten (10) years. Thereafter, this Agreement shall be automatically renewed for consecutive one (1) year terms unless either party provides the other party with written notice of non-renewal at least thirty (30) days prior to the commencement of the next renewal term.

14.2 Termination. This Agreement may be terminated prior to the expiration of any term or renewal term as follows:

(a) Either party may terminate this Agreement at any time by giving notice in writing to the other party if the other party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent makes an assignment for the benefit of creditors, goes into liquidation or receivership, or otherwise loses legal control of its business;

(b) Either party may terminate this Agreement at any time by giving notice in writing to the other party if the other party is in material breach of this Agreement and has failed to cure such breach within 60 days of the receipt of written notice of breach from the non-breaching party;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(c) The parties may mutually agree in writing to terminate this Agreement for their mutual convenience at any time and for any reason, subject to such terms and conditions as they may adopt.

14.3 Rights and Obligations on Termination. If this Agreement is terminated or expires, the parties shall have the following rights and obligations:

(a) Termination or expiration of this Agreement shall not release either party from the obligation to make payment of all amounts then or thereafter due and payable. In any event, Advanced shall have no obligation to refund all or any portion of the sums paid under 3.2 above;

(b) The parties’ respective rights and obligation under Articles 6 (Representations), Article 7 (Warranties), Article 11 (Limitation on Liability), Article 12 (Indemnification), Article 13 (Confidentiality) and Article 17 (General Provisions) shall survive such termination of this Agreement.

(c) Acclarent may, in its sole option, request in writing that Advanced destroy all or any of the molds manufactured for and paid for by Acclarent, and upon receipt of such written request Advanced will immediately destroy and certify in writing to Acclarent the destruction of such molds.

14.4 NO COMPENSATION. THE PARTIES AGREE THAT, SUBJECT TO THE ABOVE PROVISIONS OF SECTION 14.3, AND WITHOUT PREJUDICE TO ANY OTHER REMEDIES AT LAW OR IN EQUITY THAT EITHER PARTY MAY HAVE IN RESPECT OF ANY BREACH OF THIS AGREEMENT, NEITHER PARTY SHALL BE ENTITLED TO OR CLAIM THAT IT IS ENTITLED TO ANY COMPENSATION OR LIKE PAYMENT AS A RESULT OF OR ARISING OUT OF [****], WHETHER CLAIMED AS LOSS OF GOOD WILL, FOREGONE PROFITS, LOST INVESTMENTS, OR OTHERWISE. IN ANY EVENT, ADVANCED SHALL HAVE NO OBLIGATION TO [****].

ARTICLE 15 - FORCE MAJEURE

Each of the parties hereto shall be excused from performance of its obligations hereunder to the extent such performance is prevented by a cause beyond the reasonable control of such party, including, without limitation, acts of God; laws or governmental regulations that become effective subsequent to the effective date of this Agreement war; insurrection; embargo; civil commotion; destruction of product facilities or materials by fire, earthquake or storm; labor disturbance; severe economic dislocation rendering the prices hereunder uneconomic or otherwise insufficient; judicial action; and failure of public utilities or common carriers.

The above-paragraph specifically excludes regulatory compliance necessary for manufacture of Product by Advanced and regulatory approvals necessary for marketing and sale of Product by Acclarent, from the FDA or other governmental regulatory agencies.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 16 - GENERAL PROVISIONS

16.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all the parties’ previous correspondence, term sheets, understandings, agreements and representations, oral or written, between the parties.

16.2 Relationship. The parties are independent contractors and shall not be deemed to have formed any partnership, joint venture or other relationship. Neither party shall make, or represent to any other person that it has the power or authority to make, any financial or other commitment on behalf of the other party.

16.3 Assignment. Neither party shall assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party; provided that no such consent for a transfer to an entity shall be required and all rights and obligations arising hereunder shall inure to the benefit of and shall be binding upon that entity if it (a) is an Affiliate of either party, (b) is the successor in interest of one party by reason of sale, merger or operation of law, or (e) has acquired all or substantially all of the assets and business of a party. Each party shall provide written notice of any such transfer to such an entity.

16.4 Amendment. This Agreement may not be modified or amended, in whole or in part, except by a written agreement signed by both parties.

16.5 Severability. If one or more of the provisions of this Agreement is subsequently declared invalid or unenforceable, this Agreement shall be treated as though that provision were not in this Agreement, and this shall not affect the validity or enforceability of the remaining provisions of this Agreement (unless those provisions that are invalidated or unenforceable are clearly material and inseparable from the other provisions). The Agreement as modified shall be applied and construed to reflect substantially the good faith intent of the parties and to achieve the economic effects originally intended by the terms hereof.

16.6 Notices; Language. Except as may be otherwise provided in this Agreement, any notice, demand or request given, made or required to be made shall be in writing and shall be effective, unless otherwise provided herein, when received after delivery by (a) registered air mail, postage prepaid; (b) facsimile with electronic confirmation of receipt; or (c) by express mail or a reputable courier at the addresses set forth on the last page of this Agreement or to any other address that a party specifies in writing. Notices shall be provided as follows:

If to Advanced: Tricia LaFlamme Albert, Esquire/Corporate Counsel; Advanced Polymers, Inc., 29 Northwestern Drive, Salem, New Hampshire, 03079. (603) 327-0612 (phone); (603) 327-0613 (fax).

If to Acclarent: Mr. Bill Facteau, President and CEO, Acclarent, Inc., 1525-B O’Brien Drive, Menlo Park, California, 94025 with copy to Robert D. Buyan, Esq., Stout, Uxa, Buyan & Mullins, L.L.P., 4 Venture, Suite 300, Irvine, CA 92618.

16.7 Waiver. Either party’s failure or delay in exercising any remedy for default shall not be deemed a waiver of that or any subsequent default of that provision or of any other provision hereof.

16.8 Counterparts. This Agreement shall be executed in two or more counterparts, each of which shall be deemed an original.

16.9 Governing Law. In the event that Acclarent should initiate a dispute pertaining to this Agreement, such dispute shall be governed by, and interpreted and construed in accordance with, the laws of the State of New Hampshire, excluding its choice of law rules.

16.10 Dispute Resolution. Except for a claim arising under Article 9, or as otherwise provided in this Agreement, in the event that at any time hereafter there arises any disagreement, controversy or dispute between the parties hereto with respect to the enforcement, violation or interpretation of this Agreement, or of the operations hereunder or of the respective rights and liabilities of the parties hereto, then, upon written demand of any party hereto, said demand setting forth each matter or matters upon which the parties do not agree or upon which there is a controversy or dispute, after 30 days’ written notice, such controversy or dispute shall be settled, in the first instance, by a meeting between the President of Acclarent and the President of Advanced, which meeting shall occur in a place mutually agreed upon by the parties. In the event that said meeting is not successful in resolving any disputes between the parties, then such controversy shall be settled within thirty (30) days of said meeting between the President of Advanced and the President of Acclarent by mediation before one mediator in accordance with the Commercial Arbitration Rules or, if applicable, the Patent Arbitration Rules, of the American Arbitration Association (such mediation to take place in New York, NY). If the parties are unable to resolve the disagreement, controversy or dispute at that mediation, or within seven (7) days following such a mediation, said disagreement, controversy or dispute shall be resolved by binding arbitration before three arbitrators in accordance with the Commercial Arbitration Rules or, if applicable, the Patent Arbitration Rules, of the American Arbitration Association, and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof The arbitrator(s) shall set limits on discovery to assure that the arbitration will be concluded and the award rendered within no more than eight (8) months from selection of the arbitrator(s). The arbitrator(s) is/are authorized and empowered to grant equitable relief including but not limited to permanent injunctions and restraining orders prohibiting or limiting disclosure or use of Confidential Information. The arbitrator(s) shall apply the substantive law of New York, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. ANY AWARD BY THE ARBITRATOR(S) SHALL BE SUBJECT TO THE LIMITATIONS OF LIABILITY SET FORTH IN SUBSECTION 10.13 OF THIS AGREEMENT. The award may be confirmed and enforced in any court of competent jurisdiction. Any post-award proceedings will be governed by the Federal Arbitration Act. Said arbitration shall take place in or within 20 miles of New York, NY. Each party hereto agrees to consider himself or itself bound and to be bound by any award made by the arbitrators pursuant to this Agreement. If the disagreement, controversy or dispute is completed through arbitration, the prevailing party shall be entitled to its reasonable costs and reasonable attorneys fees incurred in the mediation and arbitration.

16.11 Exhibits: The Exhibits appended to this Agreement contain material terms of this Agreement and shall be deemed to be fully incorporated into and forming portions of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

ACCLARENT ACCLARENT, INC.		ADVANCED ADVANCED POLYMERS, INC.

By:	/s/ William Facteau	By:	/s/ Mark A. Saab
	President & CEO		President

	1525-B O’Brien Drive Menlo Park, CA 94025		29 Northwestern Drive 21 Salem, New Hampshire 03079

Exhibit A

1.	Attach Acclarent catheter specifications:

[****]

2.	Attach Advanced [****] Balloon specifications for Item Numbers:

[****]

Note: Advanced needs to create product specifications for these items that can be sent to Acclarent and Included herein. The current specification contains lots of confidential information, which needs to be removed.

[****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Pricing

The following table lists the production pricing for the current [****] sizes with up to [****] and a [****] up to [****]. These prices would apply to any balloon [****] and balloon from [****].

[****] of Forecast Quantity (per size per calendar year)	Price Per Balloon [****]	Price Per Balloon [****]
[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

For any quantity over [****], the price breakdown will be based on [****] per machine, per shift, for [****].

For [****], in the event that [****] of annual forecast for any Balloon of any size exceeds [****] for any calendar year during the term of this Agreement, Acclarent and Advanced will negotiate in good faith to agree upon an amendment to the above-set- forth table based on the savings associated with high-volume processes associated with the [****], providing specific pricing for those quantities of [****] and above. If Acclarent and Advanced are unable to agree upon such amendment to the above-set-forth table after a 30 day period of negotiation, either party may submit the matter for dispute resolution in accordance with Section 16.10 of this Agreement and the arbitrator shall decide the pricing to be applied to quantities of [****] and above.

Standard [****] R&D Costs

For existing balloon [****].

Balloon Engineering Charge per balloon iteration:	[****]

This charge includes the cost of the balloon mold which will be owned and depreciated by Acclarent subject to the provisions of 14.3(c).

Minimum run of [****] balloons at [****] each ([****]/per size):	[****]

[****]

The following table lists the production pricing for [****] balloon sizes assuming identical specifications to the current [****] except for wall thickness [****]. This includes balloons with up to [****] and a rated [****] up to [****]. These prices would apply to any balloon [****] and balloon [****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[****] of Forecast Quantity (per size per calendar year)	Price Per Balloon [****]	Price Per Balloon [****]
[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

[****]	[****]	[****]

[****]

For [****] balloons, in the event that [****] of annual forecast for any Balloon of any size exceeds [****] units for any calendar year during the term of this Agreement, Acclarent and Advanced will negotiate in good faith to agree upon an amendment to the above-set-forth table based on the savings associated with high-volume processes associated with the [****], providing specific pricing for those quantities of [****] and above. If Acclarent and Advanced are unable to agree upon such amendment to the above-set-forth table after a [****] period of negotiation, either party may submit the matter for dispute resolution in accordance with Section 16.10 of this Agreement and the arbitrator shall decide the pricing to be applied to quantities of [****] and above.

For any [****] development work outside of the scope listed above Advanced will charge: [****] plus standard costs for extrusions and balloon molds/tooling if required.

For all the services listed above, it is understood that as long as the Agreement is in force that Advanced will not offer or provide substantially the same services to any other party on pricing or terms more favorable than those set forth above without also offering such more favorable pricing and/or terms to Acclarent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C

ASSIGNMENT AGREEMENT

This agreement is entered into as of the 8th day of September 2005 (hereinafter “Effective Date”) by and between [****] and ADVANCED POLYMERS, INC., a corporation having an address of 29 Northwestern Drive, Salem, New Hampshire, 03079, (including any of Advanced’s employees), (hereinafter Advanced) (hereinafter jointly referred to as “Assignors”) and ACCLARENT, INC., a corporation having an address of 1525-B O’Brien Drive, Menlo Park, California, 94025 (hereinafter referred to as “Assignee”).

WHEREAS, prior to September 30, 2002, [****];

WHEREAS, any employees of Advanced who provided assistance to [****] in relation to the design, construction and manufacture of balloon catheters have previously executed agreements assigning to Advanced all of their right, title and interest in and to any inventions that resulted from that work;

WHEREAS, on September 30, 2002, [****];

WHEREAS, on December 11, 2003, [****];

WHEREAS, [****];

WHEREAS, Assignee now wishes to acquire, and Assignors now wish to assign to Assignee, any and all inventorship rights, shop rights, other rights, title and interest that [****] and/or Advanced may own in relation to [****] along with all of Assignor’s claims, causes of action, defenses and rights to proceed to seek correction of either [****] and/or to bring any legal or administrative action seeking other remedies available at law or in equity for failure to name [****] as a co-inventor.

NOW, THEREFORE, on the basis of the mutual covenants and promises set forth herein and for good and valuable consideration the adequacy and receipt of which is hereby mutually acknowledged, Assignors and Assignee do hereby agree as follows:

SECTION I.

Definitions

1.1 As used herein, the term “Inventions” shall mean any invention or design disclosed and/or claimed in [****].

1.2 As used herein, the term “Royalty bearing Product” shall mean any product the manufacture, use, sale, offering for sale or importation or which would infringe a valid and enforceable claim of either [****].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.3 As used herein, the term “Net Sales” shall mean the total payments received by Assignee for the sale, lease or rental or any Royalty Bearing Product, less sales, excise and use taxes, freight, credits for claims, and sales discounts, refunds or returns actually paid by Assignee.

SECTION II.

Assignment of Inventors Interest and Associated Rights of Action

2.1 Assignors hereby assign to Assignee any and all inventorship rights, shop rights, other rights, title and interest that [****] and/or Advanced may own in or may be entitled to claim in the Inventions and in relation to:

2.1.1 [****];

2.1.2 [****]; and

2.1.3 [****].

2.2 [****].

SECTION III.

Consideration

3.1 Options to Acquire Equity in Assignee: In consideration of the assignments granted herein, within thirty (30) days of the signing of this Assignment Agreement, Assignee will grant to [****] options to acquire [****].

3.2 Payment of Option Exercise Fees: Upon granting of the options to [****] in accordance with Section 3.1 above, Assignee will additionally pay to [****] the total amount that would be required to exercise [****] options for all [****].

3.3 Sales Based Royalty: In the event that a) Assignee or any successor, subsequent assignee, licensee or affiliate of Assignee exercises its buy out rights under Article 9 of the Manufacture and Supply Agreement entered into by Advanced and Assignee and executed contemporaneously with this agreement and b) any patent assigned to Assignee under this agreement has been corrected, amended or changed to include [****] as a co-inventor thereon and c) Assignee or any successor, subsequent assignee, licensee or affiliate of Assignee sells Royalty Bearing Product(s) that, but for the assignment granted in Section I of this Agreement, would infringe one or more enforceable and valid claims of such patent, Assignee will pay to Advanced a royalty. Provided that the conditions of 3.2(a), (b) and (c) above are met, royalties will be paid to Advanced in the amount of [****] Assignee or any successor, subsequent assignee, licensee or affiliate.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.4 In the event that a Royalty Bearing Product under this Agreement also meets the definition of a “Product” in the contemporaneously executed Manufacture and Supply Agreement, it shall be subject to all the provisions of the Manufacture and Supply Agreement as well as this Agreement.

SECTION IV.

PAYMENTS AND REQUIREMENTS OF ASSIGNEE

4.1 Payment of Royalties. Royalties due under Article 3 of this Agreement will be payable semiannually, within thirty (30) days after the last day of each June and December during the term of this Agreement.

4.2 Royalty Accounting. Each royalty payment made hereunder will be accompanied by a statement specifying the computations and other details considered in arriving at the amount of such royalty payment. Such a statement will be provided each reporting period, whether or not any royalties are due for that period. Assignee will keep books and records in sufficient detail to enable the royalty payment due hereunder to be adequately determined, and Assignee will permit such books and records to be examined on behalf of Advanced from time to time during normal business hours upon reasonable notice, to the extent necessary to verify the computations of all royalties or other payments made or payable hereunder. Royalty payments due to Advanced pursuant to this Agreement shall be paid to Advanced by checks payable to Advanced or otherwise as Advanced shall direct from time to time.

SECTION V.

TERM AND TERMINATION

5.1 Term of Agreement. Unless terminated as provided in Section 5.2 below, the term of this Agreement shall commence on the Effective Date and shall continue until each and every United States and foreign patent and patent and patent application included in the assignment set forth in Section II of this Agreement has expired or is subject to a duly issued final decree of patent invalidity from which no further right of appeal is available,

5.2 Termination. This Agreement may be terminated prior to its expiration as follows:

(a) Either party may terminate this Agreement at any time by giving notice in writing to the other party if the other party is in material breach of this Agreement and has failed to cure such breach within 60 days of the receipt of written notice of breach from the non-breaching party; or

(b) The parties may mutually agree in writing to terminate this Agreement for their mutual convenience at any time and for any reason, subject to such terms and conditions as they may adopt.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SECTION VI.

General Provisions

6.1 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all the parties’ previous correspondence, term sheets, understandings, agreements and representations, oral or written, between the parties.

6.2 Amendment. This Agreement may not be modified or amended, in whole or in part, except by a written agreement signed by both parties.

6.3 Severability. If one or more of the provisions of this Agreement is subsequently declared invalid or unenforceable, this Agreement shall be treated as though that provision were not in this Agreement, and this shall not affect the validity or enforceability of the remaining provisions of this Agreement (unless those provisions that are invalidated or unenforceable are clearly material and inseparable from the other provisions). The Agreement as modified shall be applied and construed to reflect substantially the good faith intent of the parties and to achieve the economic effects originally intended by the terms hereof.

6.4 Notices: Language. Except as may be otherwise provided in this Agreement, any notice, demand or request given, made or required to be made shall be in writing and shall be effective, unless otherwise provided herein, when received after delivery by (a) registered air mail, postage prepaid; (b) facsimile with electronic confirmation of receipt; or (c) by express mail or a reputable courier at the addresses set forth on the last page of this Agreement or to any other address that a party specifies in writing. Notices shall be provided as follows:

X	If to Advanced: Tricia LaFlamme Albert, Esquire/Corporate Counsel; Advanced Polymers, Inc., 29 Northwestern Drive, Salem, New Hampshire, 03079. (603) 327-0612 (phone); (603) 327-0613 (fax).

X	If to Acclarent: Mr. Bill Facteau, President and CEO, Acclarent, Inc., 1525-B O’Brien Drive, Menlo Park, California, 94025 with copy to Robert D. Buyan, Esq., Stout, Uxa, Buyan & Mullins, L.L.P., 4 Venture, Suite 300, Irvine, CA 92618.

6.5 Waiver. Either party’s failure or delay in exercising any remedy for default shall not be deemed a waiver of that or any subsequent default of that provision or of any other provision, hereof.

6.6 Counterparts. This Agreement shall be executed in two or more counterparts, each of which shall be deemed an original.

6.7 Governing Law. In the event that Acclarent should initiate a dispute pertaining to this Agreement, such dispute shall be governed by, and interpreted and construed in accordance with, the laws of the State of New Hampshire, excluding its choice of law rules.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.8 Taxes: [****] and/or Advanced shall be responsible and liable for reporting and payment of all taxes, including all federal and/or state personal or corporate income taxes, due as a result of receipt of the cash payment, exercise of the options and/or receipt of any royalty payments under this Agreement.

6.9 Dispute Resolution. In the event that at any time hereafter there arises any disagreement, controversy or dispute between the parties hereto with respect to the enforcement, violation or interpretation of this Agreement, or of the operations hereunder or of the respective rights and liabilities of the parties hereto, then, upon written demand of any party hereto, said demand setting forth each matter or matters upon which the parties do not agree or upon which there is a controversy or dispute, after 30 days’ written notice, such controversy or dispute shall be settled, in the first instance, by a meeting between the President of Acclarent and the President of Advanced, which meeting shall occur in a place mutually agreed upon by the parties. In the event that said meeting is not successful in resolving any disputes between the parties, then such controversy shall be settled within thirty (30) days of said meeting between the President of Advanced and the President of Acclarent by mediation before one mediator in accordance with the Commercial Arbitration Rules or, if applicable, the Patent Arbitration Rules, of the American Arbitration Association (such mediation to take place in or within 2 miles of Chicago, Illinois). If the parties are unable to resolve the disagreement, controversy or dispute at that mediation, or within seven (7) days following such a mediation, said disagreement, controversy or dispute shall be resolved by binding arbitration before three arbitrators in accordance with the Commercial Arbitration Rules or, if applicable, the Patent Arbitration Rules, of the American Arbitration Association, and judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrator(s) shall set limits on discovery to assure that the arbitration will be concluded and the award rendered within no more than eight (8) months from selection of the arbitrator(s). The arbitrator(s) is/are authorized and empowered to grant equitable relief including but not limited to permanent injunctions and restraining orders prohibiting or limiting disclosure or use of Confidential Information. The arbitrator(s) shall apply the substantive law of New Hampshire, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. The award may be confirmed and enforced in any court of competent jurisdiction. Any post-award proceedings will be governed by the Federal Arbitration Act. Said arbitration shall take place in or within 20 miles of Chicago, Illinois. Each party hereto agrees to consider himself or itself bound and to be bound by any award made by the arbitrators pursuant to this Agreement. If the disagreement, controversy or dispute is completed through arbitration, the prevailing party shall be entitled to its reasonable costs and reasonable attorneys fees incurred in the mediation and arbitration.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as follows:

/s/		9/8/05
[****]		Date

ADVANCED POLYMERS, INC.

By:	/s/	9/8/05
	Mark A. Saab, President	Date

ACCLARENT, INC.

By:	/s/
	William M. Facteau, President & CEO	Date

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

First Amendment to Manufacture and Supply Agreement dated March 31st, 2006

First Amendment to Manufacture and Supply Agreement by and between Acclarent, Inc., and Advanced Polymers, Inc., said Agreement being dated September 8, 2005.

Whereas, pursuant to Article 16.4, the parties have agreed to modify certain provisions of the Manufacture and Supply Agreement; and

Whereas, pursuant Article 16,4, the parties have agreed to amend the Agreement by deleting Article 2.4, 2.5 and 2.7 in their entirety and replacing them with the following:

2.4. Forecasts. [****], Acclarent shall provide to Advanced a [****] rolling forecast (“Rolling Forecast”) for Acclarent’s expected needs of Product. Updated Rolling Forecasts shall be provided by Acclarent no later than [****] it is due; in the event that Acclarent fails to provide an updated written forecast by [****] it is due, the Rolling Forecast previously provided to Advanced shall constitute the forecast. (See Exhibit C for a graphical summary of the Rolling Forecast and Purchase Order scheduling.)

2.4.1	[****] Orders - Acclarent will purchase [****] via Purchase Order(s).

2.4.2	Forecasted Requirements - Acclarent and Advanced shall use Rolling Forecasts for planning purposes only. Advanced shall manufacture and supply Balloon Products solely on Acclarent Purchase Orders according to the provisions of section 2.5 “Purchase Orders”.

2.4.3	Acclarent shall purchase product throughout the year [****] shown in Exhibit B. [****], Acclarent and Advanced will review the actual quantity of Product purchased. For Product of which there was [****], Acclarent will pay the [****] actual quantity of purchased Balloon Products shown in Exhibit B. For Product of which there was [****], the review of actual quantities ordered and pricing will occur in November of the next year.

2.4.4	[****], Acclarent and Advanced shall hold an annual Status Review to review the status of orders and consider planning issues such as new product launches, equipment purchases, etc. Acclarent and Advanced shall cooperate to identify potential issues and develop mutually acceptable plans for addressing them.

2.5. Purchase Orders. Acclarent shall submit written Purchase Orders or Change Orders for the purchase of its requirements for the Product, which set forth the quantities ordered, the requested delivery dates, shipping instructions, and shipping address(es). Acclarent shall initiate a new Purchase Order (i.e. new PO number) [****] in a manner so that Advanced [****] purchase orders for Balloon Products. New line items shall be added to the appropriate Purchase Order on a monthly basis via Change Orders in order to maintain the [****] Orders as defined above.

Pricing for Product (as outlined in Exhibit B) shall be based on actual Product purchased (as described above in section 2.4).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Acclarent shall be entitled to use its standard form of purchase order; provided, however, that such purchase orders shall not alter any of the terms contained in this Agreement. In the event of any conflict between the terms of any Purchase Order or Change Order delivered by Acclarent hereunder and the terms of this Agreement, the terms of this Agreement shall control. The Purchase Order(s) will be amended with Change Orders. Any Change Order will reflect the original Purchase Order number submitted by Acclarent to Advanced, as well as quantities ordered, requested delivery dates, shipping instructions and shipping address(es).

This Section shall also be subject to the terms of Article 3 below relating to exclusivity.

2.7. Purchase Order Lead Times. Acclarent shall provide Purchase Orders or Change Orders to Advanced [****] in advance of the delivery date for Balloons that are [****] in advance of the delivery date for Balloons that are between [****]. Acclarent shall provide Purchase Orders or Change Orders to Advanced [****] in advance for assembled Balloon Catheters.

In WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

ACCLARENT ACCLARENT, INC.	ADVANCED ADVANCED POLYMERS, INC.

/s/ James R. Zuegel	/s/ Mark A. Saab
VP Operations	President

1525-B O’Brien Drive Menlo Park. CA 94025	29 Northwestern Drive Salem, NH 03079

Tel. 650-687-6022	Tel. 603-327-0606

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C

[****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Second Amendment to Manufacture and Supply Agreement

Second Amendment to Manufacture and Supply Agreement by and between Acclarent, Inc., and Advanced Polymers, Inc., said Agreement being dated November 30, 2006.

Whereas, pursuant to Article 16.4, the parties have agreed to modify certain provisions of the Manufacture and Supply Agreement; and

Whereas, pursuant to Article 16.4, the parties have agreed to amend the Agreement by modifying Article 2.4, 2.5, and 2.7, as follows:

A. The first paragraph of Article 2.4, Forecasts, shall be amended to change the first sentence so that first sentence shall now read as follows (with the change being noted in italics):

2.4 Forecasts. [****] during the term of this Agreement, Acclarent shall provide to Advanced a [****] month rolling forecast (“Rolling Forecast”) for Acclarent’s expected needs of Product and components. The balance of Article 2.4 shall remain in full force and effect.

B. The first paragraph of Article 2.5, Purchase Orders, shall be amended to change the first sentence so that first sentence shall now read as follows (with the change being noted in italics):

2.5 Purchase Orders or Chance Orders. Acclarent shall submit written Purchase Orders or Change Orders for the purchase of [****] the Product, including component requirements, which set forth the quantities ordered, the requested delivery dates, shipping instructions and shipping address(es). The balance of Article 2.5 shall remain in full force and effect.

C. Article 2.7, Purchase Order Lead Times, shall be deleted in its entirety and replaced with the following:

2.7 Purchase Order Lead Times. Acclarent shall provide Purchase Orders or Change Orders to Advanced [****] in advance of the delivery date for Balloons [****] in advance of the delivery date for Balloons [****], as well as for any components required by Acclarent. Acclarent shall provide Purchase Orders or Change Orders to Advanced [****] in advance for assembled Balloon Catheters.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

ACCLARENT ACCLARENT, INC.	ADVANCED ADVANCED POLYMERS, INC.

/s/ James R. Zuegel	/s/ Mark A. Saab
VP Operations	President
1525-B O’Brien Drive Menlo Park, CA 94025	29 Northwestern Drive Salem, NH 03079
Tel. 650-687-6022	Tel. 603-327-0606

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.